Exhibit 99.2

    Certification of Principal Financial Officer Pursuant to Section 1350 of
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                Chapter 63 of Title 18 of the United States Code
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     I, David D. Wesselink, Vice Chairman and Principal Financial Officer of
Metris Companies Inc., certify that (i) the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 fairly presents, in all material respects, the financial condition and results of operations of Metris Companies Inc.


                                             /s/ David D. Wesselink
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                                             David D. Wesselink
                                             Vice Chairman
                                             Principal Financial Officer
                                             August 14, 2002